UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: August 22, 2017

COMMERCE UNION BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 22, 2017, Commerce Union Bancshares, Inc. (“Commerce Union”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pioneer Merger Sub, Inc., a Tennessee corporation and wholly owned subsidiary of Commerce Union (“Merger Sub”), Reliant Bank, a Tennessee-chartered commercial bank and wholly owned subsidiary of Commerce Union (“Reliant”), Community First, Inc., a Tennessee corporation (“Community First”), and Community First Bank & Trust, a Tennessee-chartered commercial bank and wholly owned subsidiary of Community First (“Community First Bank”). On the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Community First (the “Merger”), with Community First to be the surviving corporation. As soon as reasonably practicable following the consummation of the Merger and as part of a single integrated transaction, Commerce Union will cause Community First (as the surviving corporation of the Merger) to be merged with and into Commerce Union (the “Second Step Merger”), with Commerce Union continuing as the surviving corporation of the Second Step Merger.

Simultaneously with the parties’ execution of, and as contemplated by, the Merger Agreement, Reliant and Community First Bank entered into an Agreement and Plan of Merger (the “Bank Merger Agreement”) providing for the merger of Community First Bank with and into Reliant (the “Bank Merger”) immediately following consummation of the Second Step Merger in accordance with the terms and conditions of the Bank Merger Agreement, with Reliant to be the banking corporation to survive the Bank Merger.

Under and subject to the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, no par value, of Community First will be converted into the right to receive 0.481 shares of Commerce Union common stock, par value $1.00 per share. As of August 22, 2017, Community First had 5,025,884 shares of common stock outstanding, including 26,666 shares of restricted stock for which forfeiture restrictions had not lapsed as of that date (all of which will fully vest as of the effective time of the Merger to the extent not already vested).

The Merger Agreement contains customary representations and warranties made by the parties, and each party has agreed to customary covenants, including covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time of the Merger. Community First has agreed to call a meeting of its shareholders for the purpose of its shareholders considering and voting on approval of the Merger Agreement, and, subject to certain customary exceptions, Community First has agreed that its board of directors will recommend that its shareholders vote in favor of approval of the Merger Agreement. Commerce Union has agreed to call a meeting of its shareholders for the purpose of its shareholders considering and voting on approval of Commerce Union’s issuance of the shares of Commerce Union common stock constituting the consideration to be received by Community First’s shareholders in the Merger (the “Stock Issuance Proposal”), and, subject to certain customary exceptions, Commerce Union has agreed that its board of directors will recommend that its shareholders vote in favor of approval of the Stock Issuance Proposal. Community First has also agreed to customary non-solicitation covenants relating to alternative acquisition proposals that prohibit Community First from, subject to certain customary exceptions, soliciting proposals relating to certain alternative acquisition proposals or entering into discussions or negotiations or providing confidential information in connection with certain proposals for an alternative acquisition. Notwithstanding any alternative acquisition proposals, the Merger Agreement requires each of Community First and Commerce Union to convene a meeting of its shareholders and submit the required proposals described above to its respective shareholders for approval, unless the Merger Agreement has been terminated.

The Merger Agreement contains customary closing conditions, including (1) the approval of the Merger Agreement by Community First’s shareholders and the approval of the Stock Issuance Proposal by Commerce Union’s shareholders, (2) the receipt of all required regulatory approvals, including approval of the Board of Governors of the Federal Reserve System and the Tennessee Department of Financial Institutions, in each case without the imposition of a materially burdensome condition, (3) the absence of any order, decree, injunction, or law enjoining, prohibiting, or making illegal the completion of the Merger, the Second Step Merger, or the Bank Merger, (4) the effectiveness of a registration statement on Form S-4 for the shares of common stock to be issued by Commerce Union as consideration to Community First shareholders, and (5) authorization for listing on the Nasdaq Capital Market of the shares to be issued by Commerce Union as consideration to Community First shareholders. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) the accuracy, to the extent stated in the Merger Agreement, of the representations and warranties of Commerce Union, Merger Sub, and Reliant (collectively, the “Commerce Union Parties”), in the case of Community First and Community First Bank (collectively, the “Community First Parties”), and the accuracy of the representations and warranties of the Community First Parties, in the case of the Commerce Union Parties, (2) performance in all material respects by the Commerce Union Parties of their obligations under the Merger Agreement, in the case of the Community First Parties, and performance in all material respects by the Community First Parties of their obligations under the Merger Agreement, in the case of the Commerce Union Parties, and (3) receipt by each party of an opinion from its counsel to the effect that the Merger and Second Step Merger, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The obligations of the Commerce Union Parties to complete the Merger are also subject to holders of not more than 7.5% of the outstanding shares of CFI common stock perfecting their rights to dissent from the Merger and receipt of evidence of written resignations from the member of the boards of directors of Community First and Community First Bank.

The Merger Agreement provides certain termination rights for both the Commerce Union Parties and the Community First Parties and further provides that, upon termination of the Merger Agreement under certain circumstances, including if the other party or its board of directors withdraws or modifies or qualifies in a manner adverse to the other party its recommendation that its shareholders vote in favor of the Merger Agreement, in the case of Community First’s shareholders, or in favor of the Stock Issuance Proposal, in the case of Commerce Union’s shareholders, Commerce Union or Community First, as applicable, will be obligated to pay the other party a termination fee of $2,100,000.

The Merger Agreement additionally provides that, prior to or at the effective time of the Merger, each of Commerce Union and Reliant (and its respective board of directors) will take all action required to set its board of directors at 14 members and to elect or appoint Robert E. Daniel, Louis E. Holloway, and Ruskin A. Vest (each a current member of the boards of directors of Community First and Community First Bank) to its board of directors effective as of or immediately following the effective time of the Merger.

As an inducement for the Commerce Union Parties to enter into the Merger Agreement, certain holders of Community First common stock, including certain of the directors of Community First and Community First Bank and trusts established for the benefit of certain family members of certain directors, as well as other entities, entered into voting agreements with Commerce Union dated as of the date of the Merger Agreement pursuant to which such persons have agreed, among other things and subject to the terms thereof, to vote their shares of Community First common stock in favor of approval of the Merger Agreement and against alternative acquisition proposals. Shareholders signing voting agreements owned approximately 2,026,423 shares of Community First’s common stock as of the date of the Merger Agreement. The voting agreements also place certain restrictions on the transfer by the shareholders party thereto of their shares of Community First common stock prior to the earlier of the approval of the Merger Agreement by Community First’s shareholders and the termination of the Merger Agreement.

In connection with the Merger, Commerce Union will assume $23.0 million in aggregate principal amount of subordinated debentures issued by Community First to trust affiliates of Community First in connection with the issuance of trust preferred securities ($10.0 million of which are owned by a wholly owned subsidiary of Community First).

Commerce Union anticipates entering into an employment agreement with Louis E. Holloway, Chief Executive Officer of Community First and Community First Bank, for Mr. Holloway to serve as the Chief Operating Officer of Commerce Union and Reliant Bank, which will become effective as of the effective time of the Merger and replace his existing employment agreement with Community First and Community First Bank.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties, and covenants of each party set forth in the Merger Agreement have been made for purposes of, and were and are for the benefit of, the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (1) will not survive consummation of the Merger and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties, their respective affiliates, or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Commerce Union and Community First and their respective affiliates and businesses, the Merger Agreement, and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement of Commerce Union and Community First and a prospectus of Commerce Union, as well as the Forms 10-K, Forms 10-Q, and other regular filings that Commerce Union and Community First make with the Securities and Exchange Commission (the “SEC”).

Private Placement of Common Stock

On August 22, 2017, Commerce Union also entered into Securities Purchase Agreements (the “Securities Purchase Agreements”) with a limited number of institutional and accredited investors (the “Investors”) pursuant to which Commerce Union agreed to sell in a private placement (the “Private Placement”) an aggregate of 1,137,000 shares of Commerce Union’s common stock (the “Private Placement Shares”), at a purchase price of $22.00 per share. The gross proceeds of the sale of the Private Placement Shares are expected to be approximately $25.0 million. Keefe, Bruyette & Woods, Inc. served as the sole placement agent for the Private Placement. The Private Placement is expected to close on August 30, 2017, and is not conditioned on the Merger or the Second Step Merger.

Consummation of the Private Placement under the Securities Purchase Agreements is subject to the satisfaction of certain customary closing conditions. The Securities Purchase Agreements also contain representations and warranties, covenants, and indemnification provisions that are customary for private placements of shares of common stock by companies with shares of common stock listed for trading on a national securities exchange.

The estimated net proceeds of approximately $23.5 million from the sale of the Private Placement Shares will be used for general corporate purposes, which may include capital contributions to Reliant.

The Private Placement Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act and Regulation D of the SEC promulgated under the Securities Act, and, as a result, the Private Placement Shares may not be offered or sold in the United States absent a registration statement or exemption from registration.

Pursuant to the Securities Purchase Agreements, Commerce Union has agreed to file with the SEC a registration statement with respect to the resale of the Private Placement Shares purchased by the Investors under the Securities Purchase Agreements no later than 25 days after the closing of the Private Placement, and to have such registration statement declared effective by the SEC no later than (i) 45 days after the closing of the Private Placement in the event the SEC does not review such registration statement, or, if earlier, five business days after a determination by the SEC that it will not review such registration statement, or (ii) 120 days after the closing of the Private Placement in the event the SEC does review such registration statement, or, if earlier, five business days after the completion of any review by the SEC. In the event that Commerce Union does not file such registration statement or does not cause such registration statement to become effective by the applicable deadline or after such registration statement becomes effective it is suspended or ceases to be effective, then Commerce Union will be required to make certain payments as liquidated damages to the Investors under the Securities Purchase Agreements.

The foregoing summary of the Securities Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Form of Securities Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Form 8-K under the heading “Private Placement of Common Stock” is incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On August 23, 2017, Commerce Union and Community First issued a press release announcing the execution of the Merger Agreement, a copy of which is furnished as Exhibit 99.1. On August 23, 2017, Commerce Union also issued a press release announcing the execution of the Securities Purchase Agreements, a copy which is furnished as Exhibit 99.2.

Commerce Union used the presentation materials furnished herewith to present the Private Placement to Investors. Such materials are furnished as Exhibit 99.3. Commerce Union does not undertake to update these materials after the date of this report, nor will this report be deemed a determination or admission as to the materiality of any information contained herein (including the information in Exhibit 99.3).

The information set forth in this Item 7.01 (including the information in Exhibits 99.1, 99.2, and 99.3 hereto) is being furnished to the SEC and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger dated August 22, 2017, by and among Commerce Union Bancshares, Inc., Pioneer Merger Sub, Inc., Reliant Bank, Community First, Inc., and Community First Bank & Trust*

10.1	Form of Securities Purchase Agreement

99.1	Joint Press Release, issued by Commerce Union Bancshares, Inc. and Community First, Inc., dated August 23, 2017

99.2	Press Release, issued by Commerce Union Bancshares, Inc., dated August 23, 2017

99.3	Investor Presentation Materials

*	The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

Forward Looking Statements

All statements, other than statements of historical fact, included in this filing are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” “potential,” and other similar words and expressions of the future are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Commerce Union and Community First of the Merger, Commerce Union’s and Community First’s future financial and operating results (including the anticipated impact of the Merger on the combined company’s earnings per share and tangible book value) and Commerce Union’s and Community First’s plans, and intentions.

All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Commerce Union and Community First to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) the ability of Commerce Union and Community First to meet expectations regarding the timing and completion and accounting and tax treatment of the Merger, (3) the effect of the announcement of the Merger on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers), (4) the risk that integration of Community First’s operations with those of Commerce Union will be materially delayed or will be more costly or difficult than expected, (5) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, (6) the amount of the costs, fees, expenses, and charges related to the Merger, (7) reputational risk and the reaction of the parties’ customers, suppliers, employees, or other business partners to the Merger, (8) the failure of any of the conditions to the closing of the Merger to be satisfied, or any unexpected delay in closing the Merger, (9) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (10) the dilution caused by Commerce Union’s issuance of additional shares of its common stock in the Merger and the Private Placement, (11) the possibility that the Private

Placement may not be completed on the terms currently contemplated or at all, and (12) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Commerce Union’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, or Community First’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Commerce Union and Community First believe the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Commerce Union and Community First disclaim any obligation to update or revise any forward-looking statements contained in this filing, which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

Additional Information About the Merger and Where to Find It

In connection with the Merger, Commerce Union intends to file a registration statement on Form S-4 with the SEC, which will include a joint proxy statement of Commerce Union and Community First and a prospectus of Commerce Union, and each party will file other documents regarding the Merger with the SEC. Before making any voting or investment decision, investors and security holders of Commerce Union and Community First are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the Merger. A definitive joint proxy statement/prospectus will be sent to the shareholders of each institution seeking the required shareholder approvals. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from Commerce Union or Community First as described below.

Investors and security holders are urged to carefully review and consider each of Commerce Union’s and Community First’s public filings with the SEC, including but not limited to their annual reports on Form 10-K, their proxy statements, their current reports on Form 8-K, and their quarterly reports on Form 10-Q.

The documents filed by Commerce Union with the SEC may be obtained free of charge at Commerce Union’s website at www.reliantbank.com under the heading “Investor Relations” or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Commerce Union by requesting them in writing to J. Daniel Dellinger, Chief Financial Officer, at 1736 Carothers Parkway, Suite 100, Brentwood, Tennessee 37027 or by calling (615) 221-2020.

The documents filed by Community First with the SEC may be obtained free of charge at Community First’s website at www.cfbk.com under the “Shareholders” heading or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Community First by requesting them in writing to Community First, Inc., 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401, Attention: Jon Thompson or Ashlee Pope, or by calling (931) 380-2265.

This filing shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

Commerce Union, Community First, and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Commerce Union’s and Community First’s shareholders in connection with the Merger. Information about the directors and executive officers of Commerce Union and their ownership of Commerce Union common stock is set forth in the definitive proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on April 19, 2017. Information about the directors and executive officers of Community First and their ownership of Community First common stock is set forth in the definitive proxy statement for Community First’s 2017 annual meeting of shareholders, as previously filed with the SEC on April 3, 2017. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described in the paragraphs above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE UNION BANCSHARES, INC.

Date: August 23, 2017	/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger dated August 22, 2017, by and among Commerce Union Bancshares, Inc., Pioneer Merger Sub, Inc., Reliant Bank, Community First, Inc., and Community First Bank & Trust*

10.1	Form of Securities Purchase Agreement

99.1	Joint Press Release, issued by Commerce Union Bancshares, Inc. and Community First, Inc., dated August 23, 2017

99.2	Press Release, issued by Commerce Union Bancshares, Inc., dated August 23, 2017

99.3	Investor Presentation Materials

*	The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.